SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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Definitive Proxy Statement
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Soliciting Material Pursuant to Rule 14a-12

THE SWISS HELVETIA FUND, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas
Suite 400
New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2004

To our Stockholders:

           Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 11:30 a.m. on Thursday, May 20, 2004 at The Drake Swissotel, 440 Park Avenue, Manhattan East Room (2nd Floor), New York, New York 10022, for the following purposes:

           1.           To elect three Class I Directors to serve for a three-year term.

           2.           To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

           The Board of Directors has fixed the close of business on April 15, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

           You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, you are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the enclosed envelope. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors

Edward J. Veilleux
Secretary

Dated: April 22, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
Annual Meeting of Stockholders
May 20, 2004
PROXY STATEMENT

INTRODUCTION

          This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 11:30 a.m. on Thursday, May 20, 2004 at The Drake Swissotel, 440 Park Avenue, Manhattan East Room (2nd Floor), New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 22, 2004.

          If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on the Proxy, the shares will be voted FOR the election of the three nominees as Class I Directors. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote, and shares represented by a Proxy that indicates that the broker or nominee stockholder thereof does not have discretionary authority to vote them, will be counted to determine the existence of a quorum at the Meeting, but will not constitute a vote in favor of a proposal. Such Proxies will not affect the plurality vote required for the election of Directors under Proposal 1. If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund's common stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

          The Board of Directors has fixed the close of business on April 15, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 24,098,317.905 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

          Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

          The Fund will furnish, without charge, a copy of its Annual Report for its year ended December 31, 2003 and its most recent Quarterly Report, if any, to any stockholder upon request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, or by calling the Fund's toll-free telephone number: 1-888-794-7700.

          The Fund's investment advisor Hottinger Capital Corp. ("HCC"), which is owned by the Hottinger Group ("Hottinger"). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund's administrator is Forum Administrative Services LLC, and its executive offices are located at Two Portland Square, Portland, Maine 04101.

PROPOSAL 1: TO ELECT THREE CLASS I DIRECTORS

          The Fund's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently ten and is divided into three classes of at least three Directors each. Stockholders are being asked to elect three Class I Directors to serve for a three-year term. The Class I nominees, Alexandre de Takacsy, Claude W. Frey and Eric R. Gabus, are the only nominees to be considered for election at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2007, or until his respective successor is duly elected and qualified. The Class I nominees were first nominated by the Governance/Nominating Committee consisting of the six Non-Interested Directors (as defined below), two of whom are Class I nominees. Alexandre de Takacsy, Claude W. Frey and Eric R. Gabus were last elected as Class I Directors in 2001 to serve until this Meeting. The Board of Directors of the Fund, including all of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund or HCC (each such Director a "Non-Interested Director"), unanimously proposed the Class I nominees for election at this Meeting.

          Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class I nominees of the Fund listed above. Each Class I nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the Class I nominees is currently a member of the Board of Directors.

Required Vote and the Board's Recommendation

          In accordance with Delaware law and the Fund's Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

          Abstentions, withholding of authority and broker non-votes will not be included in determining the number of votes cast in a Director's favor. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS CLASS I DIRECTORS.

Certain Information Concerning Directors and Executive Officers

          The following tables set forth certain information about each person nominated by the Board for election, each person currently serving or continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2003. The information with respect to the Directors is separately stated for Directors who have been determined to be Non-Interested Directors and Directors who are deemed to be "interested persons" under the 1940 Act.

Class I Non-Interested Directors
(Nominees for Terms Expiring in 2007*)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Nominee for	Shares and Dollar Range of Common Director Stock Beneficially Owned at Dec. 31, 2003 [1]

Claude W. Frey Clos 108 2012 Auvernier Switzerland Age 60	Director since 1995; and Member of the Governance/ Nominating Committee since 2002.	Director since 1995. Term of office will expire in 2004.	President of the Swiss
Parliament (1994-1995); Swiss
Police Academy (Neuchatel)
(1996-2003); Member of the
Swiss Parliament (1979-2003);
Council of Europe (Strasbourg)
(1996-2004); Executive Board
of the "North-South Centre"
(Lisbon) since 1999; President
of the National Committee for
Foreign Affairs (2001-2003);
Vice President of the National
Committee for Foreign Affairs
(1999-2001); Chairman of the
Board: Berun Frais SA (Maria)
since 2002; Federation of
Swiss Food Industries (Berne)
(1991-2001); Association of
Swiss Chocolate Manufacturers
(Berne) (1991-2000); Swiss
Association of Biscuits and
Sugar Confectioners Industries
(Berne) (1991-2000); Vice
Chairman of the Board:
Federation of Swiss Employers'
Association (Zurich)
(1997-2001).	Chairman of the Board:
Infra Tunnel SA
(Marin) since 2002;
Beton Frais SA (Marin)
of the Steering
Committee of
InterNutrition
(Zurich) since 2000;
Member of the Board:
SCCM SA
(Crans-Montana) since
2001; Dexia Banque
Privee (Suisse),
Zurich, since 2003.	1,814 $10,001- $50,000

Eric R. Gabus St. Dominique 1815 Clarens Switzerland Age 76	Director since 1987; Vice Chairman (Non-Officer) since 1994; Chairman of the Governance/ Nominating Committee since 2002; and Member of the Litigation Committee from 2001 to 2003.	Director since 1987. Term of office will expire in 2004.	Chairman of the Board: Societe
Neuchateloise de Presse since
1999; L'Express Communication
(Neuchatel) from 1983 to 2002;
Vice Chairman of the Board:
Fondation Denis de Rougemont
pour l'Europe, Geneva since
1980.	Board Member: Pro C.I.C.R (International Red Cross) Neuchatel since 1986.	1,000 $10,001- $50,000

* In addition, Alexandre de Takacsy, an interested Director, is a Nominee for Term Expiring in 2007. See page 6.

Class II Non-Interested Directors
(Terms Will Expire in 2005)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2003[1]

Didier Pineau- Valencienne c/o Schneider Electric, S.A. 64 Rue de Miromesnil 75008 Paris France Age 72	Director since 1999; and Member of the Audit Committee since 1999, of the Governance/ Nominating Committee since 2002, and of the Litigation Committee from 2001 to 2003.	Director since 1999. Term of office will expire in 2005.	Honorary Chairman: Schneider
Electric SA (industrial
conglomerate) since 1999;
Chairman of the Board and CEO:
Schneider SA (industrial
conglomerate) (1981 until
February 1999); Chairman: AFEP
(1999 to 2001); Vice Chairman:
Credit Suisse First Boston
(Europe) Limited ("CSFB")
(investment banking) (February
1, 1999 to November 2002);
Senior Adviser: CSFB (since
November 2002); Partner:
SAGARD Private Equity Partners
(France).	Director: AON
(France); Fleury
Michon (France); AFEP
(France); AXA
Financial (insurance);
Aventis, SA (formerly,
Rhone-Poulenc SA)
(chemicals); Wendel
Investissements
(formerly, Compagnie
Generale d'Industrie
et de Participations
(CGIP)); Sema Group
PLC (Great Britain)
(computers) (March
1990 to June 2001);
Member of the Board of
Pernod Ricard since
2003; Member of
Supervisory Board of
AXA-UAP (France)
(insurance) (1998 to
March 2001); Member of
Advisory Board: Booz
Allen & Hamilton (USA)
(1997 to December 30,
2002); Member:
LaGardere (France)
(holding company).	2,303 $10,001- $50,000

Samuel B. Witt, III, Esq. Stateside Associates, Inc. 2300 Clarendon Blvd. Suite 407 Arlington, Virginia 22201-3367 Age 68	Director since 1987; Chairman of the Audit Committee since 1993 and of the Litigation Committee from 2001 to 2003; and Member of the Governance/ Nominating Committee since 2002.	Director since 1987. Term of office will expire in 2005.	Senior Vice President and General Counsel: Stateside Associates, Inc. since August 1993; Samuel B. Witt, III, Attorney-at-Law, since August 1993.	Member and President of the Virginia Military Institute Board of Visitors; Trustee: The Williamsburg Investment Trust (registered investment company).	2,958 $10,001- $50,000

Class III Non-Interested Directors
(Terms Will Expire in 2006)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2003[1]

Claude Mosseri-Marlio 6 bis rue du Cloitre Notre-Dame 75004 Paris France Age 73	Director since 1993; and Member of the Governance/ Nominating Committee since 2002.	Director since 1993. Term of office will expire in 2006.	E.B.R.D. - European Bank for
Reconstruction and
Development; Senior Advisor:
TAM Program (Turn Around
Management) since 1999;
Financial Consultant,
portfolio management since
1982; Professor, Schiller
University, Paris, since 1989;
Professor, American Business
School, Paris, since 1995;
Guest Lecturer, Kelley School
of Business, Indiana
University, since 1998; Guest
Lecturer, Fox School of
Business, Temple University,
since 2002; Visiting
Professor, Tyumen State
Institute of Management,
Tyumen, Russia, since 2002.	None	6,992 $50,001- $100,000

Stephen K. West, Esq. Sullivan & Cromwell 125 Broad Street New York, New York 10004 Age 75	Director since 1995; and Member of the Governance/ Nominating Committee since 2002, of the Audit Committee since 1996, and of the Litigation Committee from 2001 to 2003.	Director since 1995. Term of office will expire in 2006.	Of Counsel: Sullivan & Cromwell since 1997; Partner: Sullivan & Cromwell (1964 through 1996).	Director: Pioneer
Funds (registered
investment company)
(52 portfolios);
AMVESCAP PLC
(Investment Manager);
First ING Insurance
Company of New York
(1983 to 2001);
Winthrop Focus Funds
(1988 to 1997); ING
America Holdings,
Inc. (insurance and
broker-dealer holding
company) (1988 to
1998); Dresdner RCM
Global Strategic
Income Fund, Inc.
(registered
investment company)
(1997 to 2002).	19,217 over $100,000

Class I Interested Director
(Nominee for Term Expiring in 2007*)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Nominee for Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2003[1]

Alexandre de Takacsy Financiere Hottinguer 43, rue Taitbout 75009 Paris France Age 74	Director from 1987 to 1994 and since 1998.	Director from 1987 to 1994 and since 1998. Term of office expires in 2004.	Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. since April, 1986; Vice Chairman of the Board, President and Secretary, HCC; Retired Senior Executive, Royal Bank of Canada.	None	700 $1-$10,000

* In addition, Messrs. Frey and Gabus, Non-Interested Directors, are Nominees for Terms Expiring in 2007. See page 3.

Class II Interested Directors
(Terms Will Expire in 2005)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2003[1]

Paul R. Brenner, Esq. 25 Moore Rd. Bronxville, NY 10708 Age 61	Director[2] since 2002; Secretary from 1987 to 2002.	Director since 2002. Term of office will expire in 2005.	Of Counsel: Salans since July 1996; Paul R. Brenner, Attorney-at-Law since June 1993; Counsel to the Fund (May 1994 to December 5,2002).	None	8,734 $50,001- $100,000

The Baron Hottinger Hottinger et Cie Dreikonigstrasse 55 8027 Zurich Switzerland Age 69	Director[2] since 1987; Chairman of the Board of Directors and Chief Executive Officer from 1987 to 1989.	Director since 1987. Term of office will expire in 2005.	General Partner: Hottinger et
Cie (Zurich); President:
Conseil de Surveillance
Credit Suisse/Hottinguer
(Paris); Chairman and Chief
Executive Officer: Sofibus
(Paris) (real estate); Vice
President and Director:
Financiere Hottinguer
(holding company);
Administrator: Hottinguer
International Asset
Management (Luxembourg),
Hottinger US Inc. (USA),
Hottinguer Gestion
(Luxembourg) (investment
advisor) until December 1998;
Auditor: Didot Bottin,
Financiere Provence de
Participations (FPP) (venture
capital); Managing Director:
Intercom (holding company),
Sofides (real estate); Vice
President: Gaspee (real
estate); Chairman of the
Board and Director: HCC.	Member: Conseil de
Surveillance AXA;
Administrator:
Investissement
Provence S.A. (holding
company), AXA, AXA
Assurances IARD, AXA
Courtage IARD, AXA
Courtage VIE, AXA
Assurances Vie, AXA
France Assurances,
Alpha Assurances Vie,
Finaxa, Hottinger
International Fund -
"U.S. Growth Fund"
(publicly-held
Luxembourg mutual
fund), ECU Invest
(publicly-held
Luxembourg mutual
fund); Hottinguer
International Asset
Management
(Luxembourg),
Hottinger U.S., Inc.
(USA); Member of the
Board: Conseil de
Surveillance of EMBA
N.V. (holding
company); Permanent
Representative: AXA to
AXA Millesime.	248,834[3] over $100,000

Class III Interested Director

(Term Will Expire in 2006)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 20031[1]

Paul Hottinguer Hottinger et Cie Dreikonigstrasse 55 8027 Zurich Switzerland Age 61	Director[2] since 1987; Chairman of the Board of Directors since 1989; Chief Executive Officer from 1989 to 2002.	Director since 1987. Term of office will expire in 2006	General Partner: Hottinger et
Cie (Zurich); President:
Gaspee (real estate) since
1992; Financiere Hottinguer
(holding company) (1990 to
2002); Financiere Provence
Participations (venture
capital firm) since 1990; AXA
International Obligation
(finance) since 1996; Managing
Director: Intercom (holding
company) since 1984;
Administrator: Investissement
Provence SA (holding company)
since 1996; Finaxa (finance)
since 1982; Permanent
Representative: Credit Suisse
Hottinguer to Provence
International (publicly held
French mutual fund), Credit
Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Financiere Hottinguer to CS Institutions Monetaire (mutual fund) (1990 to 2002); Financiere Hottinguer to CS Court Terme (mutual fund) (1990 to 2002); Censor - Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; Vice Chairman of the Board, Director and Member of Investment Committee: HCC.	Director: Drouot Securite; Member: Conseil de Surveillance Credit Suisse Hottinguer; Societe pour le Financement de Bureaux et d'Usines Sofibus (real estate).	248,8343 over $100,000

Executive Officers

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 20031[1]

Rodolphe E. Hottinger[2] Hottinger et Cie 3 Place des Bergues C.P. 395 CH-1201 Geneva Switzerland Age 47	President
since
1997;
Chief
Executive
Officer
since
2002;
Chief
Operating
Officer
from 1997
to 2002;
Acting
President
from 1996
to 1997;
Executive
Vice
President
and Chief
Operating
Officer
from 1994
to 1996.	Year to year since 1994.	Managing Partner: Hottinger et
Cie (Zurich) since 1987;
President: Hottinger Capital,
S.A. (Geneva) (investment
company) since 2000; Hottinger
& Co. Ltd, UK (investment
advisor) since 2001; Emba, NV
(investment company) since
1990; Vice Chairman of the
Board, Director, Chief
Executive Officer and Member of
Investment Committee: HCC since
1994; President: Financiere
Hottinguer Paris.	Director: Sofibus SA (real estate investment company); AXA Switzerland (Insurance); Hottinger Bank & Trust Ltd. (Bahamas); PMA, Vienna; Hottinger London.	265,1813 Over $100,000

Rudolf Millisits[2] Hottinger Capital Corp. 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age 46	Senior Vice President since 2000; Treasurer and Chief Financial Officer since 2002; Vice President from 1995 to 2000.	Year to year since 1995.	Director: HCC since December
2000; Chief Operating Officer:
HCC since December 1998;
Executive Vice President,
Portfolio Manager, Member of
Investment Committee and Chief
Compliance Officer: HCC since
September 1994; Assistant
Secretary: HCC since August
1995; Executive Vice President:
Hottinger U.S., Inc. since
September 1994 and Assistant
Secretary since August 1995.	None	7,035 $50,001 - $100,000

Philippe R. Comby[2] Hottinger Capital Corp. 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age 37	Vice President since 2000.	Year to year since 2000.	Senior Vice President: HCC
since 2002; First Vice
President: HCC from 1998 to
2002; Vice President: HCC from
1996 to 1998 and Hottinger U.S.
Inc. since 1996; Treasurer: HCC
since 1997; Portfolio Manager
and Member of Investment
Committee: Banque Hottinger et
Cie (Geneva) (1994 to 1996);
Portfolio Manager and Credit
Analyst: Swiss Bank Corp. (1991
to 1994).	None	2,500 $10,001- $50,000

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 20031[1]

Edward J. Veilleux[2] 5 Brook Farm Court Hunt Valley, Maryland 21030 Age 60	Vice President since 1987; Secretary since 2002; Treasurer from 1987 to 2002.	Year to year since 1987.	President EJV Financial
Services LLC (Investment
Company Consulting) since May
2002; Director: Deutsche Asset
Management (1999 to 2002);
Principal: BT Alex Brown
Incorporated (1989 to 1999);
Executive Vice President,
Investment Company Capital
Corp. (1987 to 2002).	None	1,054 $10,001-$50,000

[1]	All Directors and Executive Officers as a group (14 persons) owned 319,488 shares which constitutes approximately 1.33% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

[2]	Indicates "Interested Person," as defined in the 1940 Act. Paul Hottinguer and The Baron Hottinger are brothers and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger et Cie (Zurich) and Hottinger U.S., Inc., controlling persons of HCC, the Fund's Investment Advisor; Rodolphe E. Hottinger is also an "Interested Person" because he is President of the Fund; Alexandre de Takacsy is an "Interested Person" because of his affiliation with HCC; Paul R. Brenner is an "Interested Person" because he served as Counsel to the Fund, Counsel to HCC and Of Counsel to Salans, which served as General Counsel for the Fund within the last two years; Rudolf Millisits is an "Interested Person" because he is Senior Vice President and Treasurer of the Fund and because of his affiliation with HCC; Philippe R. Comby is an "Interested Person" because he is Vice President of the Fund and because of his affiliation with HCC; and Edward J. Veilleux is an "Interested Person" because he is Vice President and Secretary of the Fund.

[3]	Hottinger et Cie (Zurich), a partnership, owns 126,382 shares of the Fund, HCC, the Fund's Investment Advisor, owns 113,788 shares of the Fund, and Hottinger Treuhand AG owns 8,664 shares of the Fund. Paul Hottinguer and The Baron Hottinger are brothers, and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are controlling partners of Hottinger et Cie (Zurich) and controlling shareholders and directors of HCC and Hottinger Treuhand AG and therefore share voting and investment power over the 248,834 shares of the Fund owned by Hottinger et Cie (Zurich), HCC and Hottinger Treuhand AG. In addition, Mr. Rodolphe E. Hottinger and his children directly own 16,347 shares.

          The Fund's officers are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. In addition to the Executive Officers, the Fund's other officers are Leslie K. Klenk, Assistant Vice President, Frederick Skillen, Assistant Treasurer, and Troy M. Statczar, Assistant Treasurer, each of whom is an employee of Forum Financial Group, LLC.

          The Board of Directors provides oversight with respect to the Fund's governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund's Investment Advisor, HCC, the Fund's independent public auditor, Deloitte & Touche LLP, the Fund's Administrator and Accountant, Forum Administrative Services LLC and Forum Accounting Services LLC, respectively, Fund Management and legal counsel.

          The current members of the Audit Committee are Messrs. Pineau-Valencienne, West and Witt, each of whom is a Non-Interested Director. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the independent auditors and the Fund's internal audit function. The Audit Committee also oversees the administration of the Fund. The Audit Committee held five meetings during the year ended December 31, 2003. The Audit Committee Charter is attached as Appendix A to this Proxy Statement.

          The Board of Directors has a Governance/Nominating Committee whose current members are Messrs. Frey, Gabus, Mosseri-Marlio, Pineau-Valencienne, West and Witt, each of whom is a Non-Interested Director. The principal function of the Governance/Nominating Committee is to coordinate and oversee all aspects of the governance of and have principal responsibilities with respect to strategic issues related to the Fund. The Committee also has the function of setting the compensation of the Board members and recommending to the Board nominees for election of Directors. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance/Nominating Committee Charter (a copy of which is attached as Appendix B to this Proxy Statement), including character and integrity, business and professional experience, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance/Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under "Stockholder Proposals" and otherwise complies with the requirements for such proposals contained in the Governance/ Nominating Committee Charter and the Fund's By-laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. Each member of the Committee (other than Mr. West) is "independent" as defined by the New York Stock Exchange. The Governance/Nominating Committee held four meetings during the year ended December 31, 2003.

          Prior to May 2003, the Board of Directors had a Litigation Committee whose members were Messrs. Gabus, Pineau-Valencienne, West and Witt. The principal function of the Litigation Committee was to seek to address any potential conflicts of interest between the Fund and HCC in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and HCC or another client of HCC. The Litigation Committee held two meetings during 2003 before it was discontinued in May 2003.

          During the year ended December 31, 2003, the Board of Directors met four times, all of which were regularly scheduled meetings. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and (ii) the total number of Meetings held by all Committees of the Board on which he served. The Fund has no formal written policy regarding Directors' attendance at annual stockholders meetings. The Fund's Directors, however, are encouraged to attend stockholders meetings and all of the Directors attended the Fund's 2003 Annual Stockholders Meeting.

          Mr. Pineau-Valencienne, a Non-Interested Director, was Vice Chairman of Credit Suisse First Boston (Europe) Limited ("CSFB"), an indirect subsidiary of Credit Suisse Group ("CSG"), until November 2002, and has been a Senior Adviser to CSFB thereafter. Since November 2000, the Fund's U.S. custodian has been Swiss American Securities Inc. and its Swiss sub-custodian has been Credit Suisse First Boston, both of which are subsidiaries of CSG and which received aggregate fees of $104,931 from the Fund in 2003. Hottinger & Cie (Zurich), the parent of the Fund's Investment Advisor, and certain of its affiliated companies effect brokerage transactions for managed accounts through CSG entities. The Fund has, from time to time prior to 2002, also effected brokerage transactions in Swiss equities through a CSG unit in Switzerland, which received brokerage compensation from the Fund of $1,194 in 2001.

          Each Non-Interested Director of the Fund or its Investment Advisor, HCC, was paid a 2003 annual fee of approximately $15,983 plus $750 for each meeting of the Board of Directors attended and $750 for each committee meeting attended, if held separately. The Chairmen of the Audit Committee and the Governance/Nominating Committee each received an annual fee of approximately $17,581 (in lieu of the approximate $15,983 annual fee paid to other Non-Interested Directors), plus the same $750 meeting fee paid to the other Non-Interested Directors. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairmen of the Audit Committee and the Governance/Nominating Committee) is adjusted annually, as of each October 1, in proportion to the increase in the Consumer Price Index "All Items Price Index – National," for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Audit or Governance/Nominating Committees is compensated for incremental work over and above attending a meeting based upon the value added to the Fund. Finally, the Fund reimburses Non-Interested Directors for certain out-of-pocket expenses, such as travel expenses in connection with board meetings. During the year ended December 31, 2003, all incumbent Non-Interested Directors as a group received from the Fund aggregate remuneration amounting to $163,141 and individual remuneration (exclusive of reimbursed expenses), as follows:

                                                               Pension or
                                                               Retirement                        Total
                                                               Benefits        Estimated         Compensation
                                             Aggregate         Accrued As      Annual            From Fund and
              Name of Person                 Compensation      Part of Fund    Benefits Upon     Fund Complex
              and Position                   From Fund         Expenses        Retirement        Paid to Directors
--------------------------------------------------------------------------------------------------------------------
Claude W. Frey, Director                       $22,463             $0               $0                $22,463
--------------------------------------------------------------------------------------------------------------------
Eric R. Gabus, Director,                       $26,475             $0               $0                $26,475
Chairman of the Governance/Nominating
Committee
--------------------------------------------------------------------------------------------------------------------
Claude Mosseri-Marlio, Director                $27,989             $0               $0                $27,989
--------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne, Director            $27,713             $0               $0                $27,713
--------------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq., Director                $29,213             $0               $0                $29,213
--------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq., Director,           $29,285             $0               $0                $29,285
Chairman of the Audit and Litigation
Committees
--------------------------------------------------------------------------------------------------------------------
           TOTAL REMUNERATION:                 $163,141            $0               $0               $163,141
                                               ========            ==               ==               ========
--------------------------------------------------------------------------------------------------------------------

Messrs. Sullivan & Cromwell who have served as counsel to the Non-Interested Directors since 1987 received approximately $63,606 for legal services rendered and disbursements incurred during 2003. Mr. West serves as Of Counsel to such Firm. No Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, no other persons have been included in the compensation table set forth above.

ADDITIONAL INFORMATION RELATING TO THE FUND

Section 16(a) Beneficial Ownership Reporting Compliance

          Under the securities laws of the United States, the Fund's Directors, its Executive (and certain other) Officers, its Investment Advisor and affiliated persons of its Investment Advisor and any persons beneficially owning more than ten percent of the Fund's Common Stock are required to report their ownership of the Fund's Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during 2003. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2003.

Security Ownership of Certain Beneficial Owners

          As of December 31, 2003, no stockholder, to the knowledge of Management, other than Wachovia Corporation, One Wachovia Center, Charlotte, North Carolina 28288, and Lazard Frères & Co. LLC, 30 Rockefeller Plaza, New York, New York 10020, beneficially owned more than five percent of the Fund's outstanding shares of Common Stock. Wachovia Corporation, on behalf of its advisory clients, filed on February 11, 2004, a beneficial ownership report on Schedule 13G with the Securities and Exchange Commission stating that as of December 31, 2003 it beneficially owned 1,572,246 shares of Common Stock, and Lazard Frères & Co. LLC, on behalf of its advisory clients, filed on February 17, 2004, a beneficial ownership report on Schedule 13G with the Securities and Exchange Commission stating that as of December 31, 2003, it beneficially owned 1,314,600 shares of Common Stock. Based on such filings, these holdings represented approximately 6.50 percent and 5.40 percent of the Fund's outstanding shares, respectively, as of December 31, 2003.

SELECTION OF INDEPENDENT PUBLIC AUDITOR

          At a meeting held on March 22, 2004, the Audit Committee of the Fund approved, and the Board of Directors approved and ratified, Deloitte & Touche LLP ("D&T") to act as the independent public auditor for the Fund for the year ending December 31, 2004. Based principally on representations from D&T, the Fund knows of no direct financial or material indirect financial interest of D&T in the Fund. D&T, or a predecessor firm, has served as the independent public auditor for the Fund since 1987.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by D&T for the audit of the Fund's annual financial statements, or services that are normally provided by the independent auditors in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,000 in 2002 and $34,500 in 2003.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services rendered by D&T that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) above. In addition, there were no fees billed in the Reporting Periods for non-audit assurance and related services rendered by D&T to the Fund's Investment Advisor and any entity controlling, controlled by or under common control with the Investment Advisor that provides ongoing services to the Fund ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Fund's Audit Committee.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by D&T for tax compliance, tax advice and tax planning ("Tax Services") were $1,000 in 2002 and $0 in 2003. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by D&T, other than the services reported in paragraphs (a) through (c) above, were $0 in 2002 and $17,600 in 2003. These services consisted of a review of the Fund's internal controls.

Audit Committee Pre-Approval Policies. The Fund's Audit Committee pre-approves D&T's engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining D&T's independence.

Non-Audit Fees. The aggregate non-audit fees billed by D&T for services rendered to the Fund for the Reporting Periods were $1,000 in 2002 and $17,600 in 2003. There were no fees billed in the Reporting Periods for non-audit services rendered by D&T to Service Affiliates.

Auditor Independence. The Fund's Audit Committee has considered whether the provision of any non-audit services rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining D&T's independence.

          No representative of D&T is expected to be present at the Meeting.

REPORT OF AUDIT COMMITTEE

          The Audit Committee has exclusive oversight of the Fund's financial reporting process. The Committee operates pursuant to a Charter which was last approved by the Board on March 22, 2004, a copy of which is attached to this Proxy Statement as Appendix "A." As set forth in the Charter, Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public auditor, D&T, is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

          In the performance of its oversight function, the Committee has considered and discussed the December 31, 2003 audited financial statements with Management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of other non-audit services by D&T to the Fund is compatible with maintaining the auditor's independence, and has discussed with D&T the auditor's independence.

          Stockholders are reminded, however, that the Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and D&T. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent".

          Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined that the audited financial statements be included in the Fund's Annual Report to Stockholders for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

           Submitted by the Audit Committee of the Fund's Board of Directors

Didier Pineau-Valencienne
Stephen K. West, Esq.
Samuel B. Witt, III, Esq.

Dated: March 22, 2004

OTHER MATTERS

          The Fund's Investment Advisor is HCC, 1270 Avenue of the Americas, Suite 400, New York, New York 10020, and the Fund's Administrator is Forum Administrative Services LLC, Two Portland Square, Portland, Maine 04101. The Fund currently does not have a principal underwriter.

          No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

          Stockholders who wish to communicate with Directors should send communications to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

          Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2005 must be received by the Fund on or before December 25, 2004 in order to be included in the Fund's proxy statement and form of proxy relating to that Meeting. In addition, the Fund's By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including director nominations) before the 2005 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund's Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between January 22, 2005 and February 21, 2005. For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

          The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Shareholder Communications Inc. to serve as proxy solicitor at an anticipated cost of between $7,000 and $10,000, plus disbursements. In addition to the use of mails, proxy solicitations may be made by telephone, fax and personal interview by the Fund's Officers and Directors and the Fund's Investment Advisor. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this proxy solicitation, please contact Georgeson Shareholder Communications, Inc., Telephone Number: 1-866-867-1147.

VOTING RESULTS

          The Fund will advise the stockholders of the voting results of the matters voted upon at the Annual Meeting in the 2004 Semi-Annual Report to Stockholders.

ANNUAL REPORT

          The Fund will furnish, without charge, a copy of the 2003 Annual Report and the most recent Quarterly and Semi-Annual Report succeeding the Annual Report, if any, to any Stockholder upon request addressed to Rudolf Millisits, Senior Vice President, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020 (toll-free telephone number: 1-888-794-7700).

IMPORTANT

          WE URGE STOCKHOLDERS TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD TO THE FUND OR VOTE BY TELEPHONE.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE REELECTION OF THE BOARD'S THREE NOMINEES AS CLASS I DIRECTORS.

If you have any questions concerning this proxy solicitation, please contact Georgeson Shareholder Communications, Inc., Telephone Number: 1-866-867-1147.

Dated: April 22, 2004	Edward J. Veilleux Secretary

APPENDIX A

AUDIT COMMITTEE CHARTER
THE SWISS HELVETIA FUND, INC.

I.	Composition of the Audit Committee: The Audit Committee of The Swiss Helvetia Fund, Inc. (the "Fund") shall be comprised of three directors, each of whom the Board of Directors (the "Board") has determined has no material relationship with the Fund and each of whom is otherwise "independent" under the rules of the New York Stock Exchange, Inc. and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (the "2002 Act") and not an "interested person" of the Fund (as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended). The Board shall also determine that each member is "financially literate," that one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board in its business judgment and whether any member of the Audit Committee is an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of the 2002 Act. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise.

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Fund's annual proxy statement. No member of the Audit Committee may receive, directly or indirectly, any compensation from the Fund other than (i) for service on the Board and committees thereof, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

Members of the Audit Committee shall be appointed by the Board based on nominations recommended by the Fund's Governance/Nominating Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

The Board shall designate one member of the Audit Committee as its chairperson.

II.	Purposes of the Audit Committee: The purposes of the Audit Committee are to:

1.	oversee the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements;

2.	assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements and (iii) the independent auditor's qualifications, independence and performance; and

3.	prepare an Audit Committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement.

The function of the Audit Committee is oversight; it is Fund management's ("Management") responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors' responsibility to plan and carry out a proper audit. Specifically, Management is responsible for (a) preparation, presentation and integrity of the Fund's financial statements, (b) maintenance of appropriate accounting and financial reporting principles and policies and (c) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing the financial statements.

The independent auditors shall submit to the Fund annually a formal written statement (the "Auditors' Statement") describing (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund, a review and evaluation of the lead partner of the independent auditors, and all other matters set forth in Independence Standards Board Standard 1, in order to assess the auditors' independence.

The independent auditors shall submit to the Fund annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Fund's annual financial statements or other services that are normally provided by the independent auditors in connection with statutory or regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the audit or review of the Fund's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

III.	Meetings of the Audit Committee: The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with Management the annual audited financial statements and periodic financial statements. The Audit Committee should meet separately periodically with Management, the Fund's administrator (the "Administrator") and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Fund or the Fund's legal counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.	Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.	with respect to the independent auditors,

(i)	to have direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the independent auditors, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(ii)	to review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment advisor (the "Advisor") and any entity controlling, controlled by or under common control with the Advisor (an "Advisor Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, and to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services;

(iii)	to ensure that the independent auditors prepare and deliver annually the Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of such Statement), and to discuss with the independent auditors any relationships or services disclosed in the Auditors' Statement that may impact the quality of audit services or the objectivity and independence of the Fund's independent auditors;

(iv)	to consider whether the independent auditors' provision of any non-audit services to the Fund, the Advisor or an Advisor Affiliate not pre-approved by the Audit Committee is compatible with maintaining the independence of the independent auditors;

(v)	to obtain from the independent auditors in connection with any audit a timely report relating to the Fund's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, any material written communications between the independent auditors and Management, such as any "management" letter or schedule of unadjusted differences, and all non-audit services provided to any entity in the Fund's "investment company complex," as defined in the rules adopted under Title II of the 2002 Act, that were not pre-approved by the Audit Committee;

(vi)	to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;

(vii)	to discuss with Management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner, and to consider whether there should be a regular rotation of the audit firm itself;

(viii)	to take into account the opinions of Management and the Administrator in assessing the independent auditors' qualifications, performance and independence; and

(ix)	to instruct the independent auditors that they are ultimately accountable to the Audit Committee, as representatives of the stockholders;

2.	with respect to financial reporting principles and policies and related controls and procedures,

(i)	to advise Management, the Administrator and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii)	to consider any reports or communications (and Management's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

•	deficiencies noted in the audit in the design or operation of internal controls;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent auditors' responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	significant issues discussed with the national office with respect to auditing or accounting issues presented by the engagement;

•	Management judgments and accounting estimates;

•	adjustments arising from the audit that were noted or proposed by the independent auditors, but were "passed" (as immaterial or otherwise);

•	the responsibility of the independent auditors for other information in documents containing audited financial statements;

•	disagreements with Management;

•	consultation by Management with other accountants;

•	major issues discussed with Management prior to retention of the independent auditors;

•	difficulties encountered with Management in performing the audit;

•	the independent auditors' judgments about the quality of the Fund's accounting principles; and

•	reviews of interim financial information, if any, conducted by the independent auditors;

(iii)	to meet with Management, the independent auditors and, if appropriate, the Administrator:

•	to discuss the scope of the annual audit;

•	to discuss the annual audited financial statements and disclosures made in the Fund's Annual Report to Stockholders;

•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by Management, the Administrator or the independent auditors, relating to the Fund's financial statements;

•	to discuss allocations of expenses between the Fund and other entities;

•	to discuss the Fund's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

•	to discuss with Management and the independent auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

•	to discuss with the independent auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, Management's adherence to such procedures and the adequacy of supporting documentation;

•	to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Fund;

•	to review the form of report and opinion the independent auditors propose to render to the Board of Directors and stockholders;

•	to discuss any significant changes to the Fund's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditors, the Administrator or Management;

•	to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by Management, the Administrator and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund;

(iv)	to discuss policies with respect to risk assessment and management, including guidelines and policies governing the process by which senior management of the Fund assess and manage the Fund's exposure to risk, and to discuss the Fund's major financial risk exposures and assess the steps Management has taken to monitor and control such exposures;

(v)	to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund or the Advisor, the Administrator, principal underwriter or any other service provider of accounting-related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(vi)	to obtain from the independent auditors assurance that the audit was conducted consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

(vii)	to discuss with the Fund's legal advisors any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Fund's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

(viii)	to discuss: (a) the annual audited financial statements with Management and the independent auditors, including Management's discussion of Fund performance; (b) semi-annual financial statements and any quarterly financial statements; and (c) the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

(ix)	to set clear hiring policies for employees or former employees of the independent auditors;

3.	with respect to reporting and recommendations,

(i)	to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board, and the Board also shall review and approve this Charter at least annually;

(ii)	to report its activities regularly to the Board, including any issues that arise with respect to (a) the quality or integrity of the Fund's financial statements, (b) the Fund's compliance with legal or regulatory requirements, or (c) the performance and independence of the independent auditors (including the Audit Committee's conclusions), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(iii)	to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

V.	Delegation to Subcommittee: The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Advisor or any Advisor Affiliate by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI.	Resources and Authority of the Audit Committee: The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (ii) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

Amended and Restated: March 22, 2004

APPENDIX B

GOVERNANCE/NOMINATING COMMITTEE
CHARTER AND PROCEDURES FOR NOMINATIONS TO THE BOARD

The Swiss Helvetia Fund, Inc.

ORGANIZATION

          The Governance/Nominating Committee (the "Committee") of the Fund shall be composed solely of Directors ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee. Among other responsibilities, the Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

          In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by stockholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its stockholders.

          In addition to the factors listed above, when evaluating a potential nominee to serve as a Director, the Committee shall consider whether such nominee has "Relevant Experience and Country Knowledge" in business, investment and economic matters in Europe, the United States or Switzerland or political matters of Switzerland and whether such nominee has any "Conflict of Interest," as such terms may be defined in the Fund's Amended and Restated By-Laws.

          While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund c/o The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

          After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

          The Committee shall review the charter and procedures from time to time, as it considers appropriate.

           Adopted: March 22, 2004

PLEASE DETACH AT PERFORATION BEFORE MAILING

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
New York, New York 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED APRIL 22, 2004, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

P R O X Y	The undersigned hereby appoints Rudolf Millisits and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 15, 2004 at the Annual Meeting of Stockholders to be held at 11:30 a.m. on May 20, 2004 at The Drake Swissotel, 440 Park Avenue, Manhattan East Room (2nd Floor), New York, New York 10022 or any adjournment or adjournments or postponement thereof.

This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the three Nominees as Class III Directors. This proxy also will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

PLEASE DETACH AT PERFORATION BEFORE MAILING

          PROPOSAL 1

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

                     Election of Directors

Nominees for Class I Directors: Claude W. Frey, Eric R. Gabus and Alexandre de Takascy

For all nominees listed (except as marked to the contrary) ____	WITHHOLD AUTHORITY (to vote for all nominees listed) ____

(INSTRUCTION: To withhold authority for any individual nominee strike a line through the nominee's name on the list above).

________________________________
Signature Date

________________________________
Signature Date

Your signature should appear the same as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give full title as such.

When signing as joint tenants, all parties in the joint tenancy must sign. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf and the corporate seal affixed. If the signature is by a partnership, a partner should sign the full partnership name.